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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04804

The Elite Group of Mutual Funds

(Exact name of registrant as specified in charter)

1325 4th Avenue, Suite 1744 Seattle, Washington	98101
(Address of principal executive offices)	(Zip code)

Richard S. McCormick

McCormick Capital Management    1325 4th Avenue, Suite 1744       Seattle, WA 98101

(Name and address of agent for service)

Registrant's telephone number, including area code:  (206) 624-5863

Date of fiscal year end:         September 30, 2011

Date of reporting period:       September 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

ANNUAL REPORT

FINANCIAL STATEMENTS
AND REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

SEPTEMBER 30, 2011

November 15, 2011

Dear Shareholders,

This past September 30th marked the completion of our twenty-fourth year. I sincerely appreciate your support and patronage. Attached with this letter are audited financial statements and Annual Report for the Elite Growth & Income Fund and Income Fund.

The Elite Income Fund

Throughout this year the message in our shareholder letters has been that the Government/Treasury/Federal Reserve is the 800 pound gorilla controlling interest rates. In addition to that, investors of all kinds are SCARED. Real estate and stock market investors continue to shy away from their respective markets. International investors have been burned badly this year, particularly in Asia/China. So, where does all that money go? Money is like water; it has to flow somewhere. SCARED money is still selecting the U.S. Government and the U.S. corporate bond market as the “best house” in a bad neighborhood. As a result, with the combined efforts of the government wanting to keep interest rates low to stimulate the economy and the flow of money into the bond market seeking safety, the interest rates for U.S. Government securities reached new lows. Two year U.S. Government bonds hit a low of 0.16% and the ten year hit a low of 1.72%.

In that environment, the Income Fund managed a return of 1.87% which compares favorably with the Lehman U.S. Government Intermediate and Short-Term indices up 3.72% and 1.23% respectively.

The Income Fund managers remain opportunistic in identifying trading anomalies that offer higher returns. For the past few years we have been managing the Fund with the idea that with the government controlling rates, they would remain lower longer than most people were anticipating. The majority of the portfolio holdings are short to intermediate in maturity and are considered investment quality as opposed to higher yielding, lower quality bonds.

The Elite Growth & Income Fund

Over the last several years the most striking characteristic of stock investing has been the extreme volatility in investment returns; up big one quarter only to have a significant decline the following quarter. That trend persisted throughout our fiscal year culminating in a fiscal, fourth quarter decline of 17.39%. That significant fourth quarter decline turned our total fiscal year performance from a positive 8.40% to a negative 10.44%. In the month following the September fiscal year end (October 2011 is not part of the audited report) the Fund was up 14.10%. Our negative 10.44% return for the fiscal year does not compare favorably with the S&P 500 index which was up 1.25%. I do not like these comparisons, as shifting just one quarter can drastically affect the absolute and relative performance/returns as explained above.

We entered the fiscal year with many of the same challenges we were confronted with in the prior year. Domestic and international politics continue to weigh heavily on day-to-day trading as does laboriously slow economic recovery. Using our shareholder letters we informed you in June that despite all the obvious negatives we believed the longer-term positives outweigh the current negatives. In fact, if you can make a leap of faith that if it is not the end of the economic world we believe it may be a once in a generational low in the stock market. Stocks are cheap in an absolute and relative valuation context. Stocks are also unbelievably hated because of the lack of investment returns for the past twelve years. For those reasons we believe the stock market is on the precipice of a multi-year advance fueled by a significant amount of investor cash parked on the sidelines.

We ended the fiscal year and will start the new year with a large 21.5% position in natural resource stocks. This includes a significant holding of gold and gold related stocks. We bought our first gold in November of 2009 and it continues to shine as an investment. With 18.9% of the portfolio in “Energy,” we are making a strong statement that this energy deprived world will continue to demand more energy to fuel the growth coming from Asia. We will start the new year with 18.9% of the portfolio invested in financial stocks. Banks and insurance companies are probably the most hated companies in the investment world, but we believe the worst is behind us and the stocks represent significant upside potential.

For the new year I anticipate we will encounter more volatility, but as I related in our last several shareholder newsletters, we believe the opportunities in the stock market are significant.

Warm Regards,

Dick McCormick

Above are two charts that show the growth in value of a hypothetical $10,000 investment in The Elite Growth & Income Fund and The Elite Income Fund and various indices.  The charts start on 9/30/01, which gives a ten-year record.  As an investor, your investment results may differ significantly depending on when you intitiated your investment and if there were subsequent investments.

Management of the Funds does not think that there is only one index (stock or bond) that accurately reflects how the Elite Funds are managed.  Our Funds are managed to our clients' objectives within the parameters of our prospectus, following the rules and regulations of various regulatory agencies.  The various stock and bond indices are unmanaged, make no allowance for operation expenses and are free from regulation and tax implications.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees
The Elite Group of Mutual Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Elite Growth & Income Fund and The Elite Income Fund, each a series of shares of beneficial interest of The Elite Group of Mutual Funds, as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Funds' management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2011 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Elite Growth & Income Fund and The Elite Income Fund as of September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 28, 2011

PORTFOLIO OF INVESTMENTS
THE ELITE GROWTH & INCOME FUND
September 30, 2011

Shares		Market Value
	Common Stock 98.2%

	Basic Industries 21.5%
80,000	Arch Coal Inc	$1,166,400
50,000	Cameco Corp. (a)	916,000
50,000	Market Vectors Jr. Gold Miners	1,407,500
12,000	SPDR Gold Trust*	1,896,960
50,000	Seabridge Gold Inc * (a)	1,124,000
50,000	Southern Copper Corp.	1,249,500
	Total Basic Industries	7,760,360

	Business Services 8.1%
2,800	Google Inc Cl A*	1,440,264
60,000	Microsoft Corp	1,493,400
	Total Business Services	2,933,664

	Consumer Goods & Services 13.8%
4,000	Apple Inc.*	1,524,720
15,000	F5 Networks Inc*	1,065,750
80,000	General Motors Co*	1,614,400
15,000	Whirlpool Corp	748,650
	Total Consumer Goods & Services	4,953,520

	Energy 18.6%
20,000	Anadarko Petroleum Corp	1,261,000
40,000	BP PLC ADR	1,442,800
80,000	Clean Energy Fuels Corp*	889,600
20,000	Diamond Offshore Drilling Inc (a)	1,094,800
20,000	Ensco PLC ADR	808,600
40,000	Halliburton Co	1,220,800
	Total Energy	6,717,600

	Finance 18.9%
15,000	Goldman Sachs Group Inc	1,418,250
50,000	Hartford Financial Services Group (a)	807,000
40,000	JP Morgan Chase & Co	1,204,800
100,000	Lincoln National Corp	1,563,000
60,000	New York Community Bancorp Inc	714,000
155,000	Seabright Holdings Inc	1,116,000
	Total Finance	6,823,050

	Health Care Goods & Services 17.3%
30,000	Abbott Laboratories Inc.	1,534,200
3,290,000	Agenus Inc. * (a)	1,546,300
80,000	Dendreon Corp (a)	720,000
40,000	Merck & Co Inc	1,308,400
30,000	Teva Pharmaceutical ADR	1,116,600
	Total Health Care Goods & Services	6,225,500

	Total Value of Common Stock	$35,413,694
	(Cost $ 41,432,937)

Shares			Market Value

	Short-Term Investments 15.1%
4,747,025	BlackRock Temp Investment Fund 0.09% (b)(c)		$4,747,025
677,949	BNY Mellon Money Market 0.05% (c)		677,949
	Total Value Of Short-Term Investments		5,424,974
	(Cost $5,424,974)

	Total Investments in Securities
	(Cost $ 46,857,911)	113.3%	40,838,668

	Liabilities in excess of
	other assets	-13.3%	(4,806,238)

	Net Assets	100.0%	$36,032,430

At September 30, 2011, unrealized depreciation of securities, for Federal Income Tax purposes based on cost of $46,973,611, is as follows:

Gross unrealized appreciation	$1,803,845
Gross unrealized depreciation	(7,938,788)
Net unrealized depreciation	$(6,134,943)

*	Non-income producing

(a)	All or a portion of this security was on loan at September 30, 2011. The value of securities on loan at September 30, 2011 was $4,583,726.

(b)	This security was purchased with cash collateral received for securities on loan at September 30, 2011.

(c)	Represents 7 day effective yield as of September 30, 2011.

See Notes to Financial Statements

The Elite Growth & Income Fund (Unaudited)

Holdings by Economic Sector
(Unaudited)

CASH
2%
BASIC INDUSTRIES
21%
BUSINESS SERVICES
8%
CONSUMER GOODS
14%
ENERGY
19%
FINANCE
19%
HEALTH CARE
GOODS & SERVICES
17%

Holdings by Forward Price Earnings Ratio
(Unaudited)

N/A
21%
PE RATIO < 10
45%
PE RATIO 10-15
24%
PE RATIO > 15
10%

Holdings by Market Capitalization
(Unaudited)

SMALL CAP < $5
BILLION
25%
MID CAP $5-50
BILLION
38%
LARGE CAP > $50
BILLION
37%

The Elite Income Fund (Unaudited)

Holdings by Economic Sector & Type
(Unaudited)

CASH
4%
CORPORATE UTILITY
BONDS
14%
CORPORATE ENERGY
BONDS
8%
ASSET BACKED
BONDS
13%
PREFERRED/
COMMON STOCK
10%
CORPORATE
INDUSTRIAL BONDS
17%
CORPORATE FINANCE
BONDS
14%
US GOVT./ AGENCY
BONDS
20%

Holdings by Quality Rating
(Unaudited)

<Baa
16%
Aaa
36%
Aa
8%
A
11%
Baa
29%

Holdings by Maturity
(Unaudited)

15 YEARS & OVER
12%
0- 3 YEARS
40%
3- 7 YEARS
30%
7- 15 YEARS
18%

PORTFOLIO OF INVESTMENTS
THE ELITE INCOME FUND
September 30, 2011

	Bonds 85.4%
Par Value	U.S. Government/Agencies Notes and Bonds 20.0%	Maturity	Coupon	Value
$200,000	Fannie Mae	07/30/12	1.125%	$201,392
416,000	U.S. Treasury Note (c)	04/30/13	0.625%	418,517
250,000	Tennessee Valley Authority (c)	08/01/13	4.750%	269,276
200,000	Private Export Funding	08/15/13	4.974%	216,105
125,000	Private Export Funding	10/15/14	3.050%	133,243
350,000	U.S. Treasury Note	03/31/16	2.250%	372,067
79,786	Fannie Mae	02/25/18	5.000%	84,849
250,000	Fannie Mae	06/25/19	5.385%	281,636
72,641	Fannie Mae	03/01/22	5.000%	78,278
400,000	U.S. Treasury Bond	08/15/23	6.250%	570,125
209,740	U.S. Treasury Note Inflation Index	01/15/25	2.375%	259,077
320,000	U.S. Treasury Bond	02/15/26	6.000%	458,200
300,000	U.S. Treasury Bond	11/15/28	5.250%	408,891
300,000	Fannie Mae	10/25/32	5.500%	312,633
150,000	Tennessee Valley Authority	07/15/45	6.235%	181,396
	Total U.S. Government/Agencies Notes and Bonds			4,245,685

	Securitized /Asset Backed Bonds 13.2%
250,000	Province of Manitoba	02/15/12	5.000%	254,073
161,453	AEP Texas Central Transition	07/01/13	4.980%	167,156
278,652	Mercedes Benz Auto Receivables Trust	01/15/14	1.670%	280,300
64,373	CARAT 2007-3	03/17/14	5.210%	64,927
200,000	Province of Manitoba	04/28/14	1.375%	203,974
350,000	Province of Ontario	02/05/15	2.950%	369,975
110,399	Massachusetts RRB Special	03/15/15	4.400%	114,318
300,000	Province of Nova Scotia	07/21/15	2.375%	312,489
139,942	FPL Recovery Funding LLC	08/01/15	5.044%	146,440
220,000	FPL Recovery Funding LLC	08/01/17	5.127%	246,090
16,891	GNMA	09/15/17	5.500%	18,318
200,000	RSB Bondco LLC	04/01/18	5.720%	224,465
131,000	Freddie Mac	09/15/18	4.500%	138,179
115,967	FHLMC	11/01/25	3.500%	121,004
54,783	Freddie Mac	01/15/27	7.500%	63,304
81,156	Fannie Mae	03/25/32	6.500%	89,449
	Total Securitized /Asset Backed Bonds			2,814,461

	Corporate Bonds Industrial - Basic 1.0%
200,000	Freeport MC C&G	04/01/17	8.375%	214,500
	Total Corporate Bonds Industrial - Basic			214,500

	Corporate Bonds Industrial - Capital Goods 2.0%
400,000	General Electric Co	02/01/13	5.000%	418,932
	Total Corporate Bonds Industrial - Capital Goods			418,932

	Corporate Bonds Industrial - Communications 6.0%
150,000	Qwest Corp.	03/15/12	8.875%	155,062
120,000	Rogers Communications	03/01/14	6.375%	133,277
175,000	Qwest Corp.	10/01/14	7.500%	189,000
100,000	Qwest Corp.	05/01/16	8.375%	109,750
250,000	Motorola Inc.	11/15/17	6.000%	276,744
150,000	GTE Corp.	04/15/18	6.840%	180,679
100,000	Frontier Communications	03/15/19	7.125%	95,250
110,000	Motorola Inc.	09/01/25	6.500%	126,890
	Total Corporate Bonds Industrial - Communications			1,266,652

	Corporate Bonds Industrial - Consumer Cyclical 1.3%
200,000	Ford Motor Credit Co LLC	10/01/14	8.700%	216,046
50,000	Service Corp. International	06/15/17	7.000%	51,750
	Total Corporate Bonds Industrial - Consumer Cyclical			267,796

	Corporate Bonds Industrial - Consumer Non-Cyclical 4.5%
120,000	Domtar Corp.	06/01/17	10.750%	149,400
390,000	Altria Group Inc.	11/10/18	9.700%	516,824
200,000	Archer Daniels Midland	03/15/27	7.500%	282,938
	Total Corporate Bonds Industrial - Consumer Non-Cyclical			949,162

	Corporate Bonds Industrial - Energy 7.5%
300,000	Valero Logistics Co	07/15/12	6.875%	309,668
200,000	Petrohawk Energy Corp	08/01/14	10.500%	224,500
250,000	Petrobras International Finance Co.	09/15/14	7.750%	280,625
400,000	Anadarko Petroleum Corp.	09/15/16	5.950%	437,520
150,000	Nevada Energy Inc.	11/15/20	6.250%	156,579
75,000	Denbury Resource Inc	08/15/21	6.375%	72,750
75,000	Mobil Corp.	08/15/21	8.625%	112,183
	Total Corporate Bonds Industrial - Energy			1,593,825

	Corporate Bonds Industrial - Transportation 1.9%
400,000	BNSF Funding Trust (b)	12/15/55	6.613%	402,500
	Total Corporate Bonds Industrial - Transportation			402,500

	Corporate Bonds Utilities - Natural Gas 6.4%
200,000	Kaneb Pipeline	06/01/13	5.875%	212,614
250,000	Energy Transfer Partners Co	07/01/13	6.000%	264,419
250,000	Enterprise Products	01/31/14	9.750%	292,538
300,000	Boardwalk Pipelines LLC	06/01/18	5.200%	314,970
260,000	Enterprise Products (b)	08/01/66	8.375%	269,425
	Total Corporate Bonds Utilities - Natural Gas			1,353,966

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
THE ELITE INCOME FUND
September 30, 2011

Par Value	Corporate Bonds Utilities - Electric 8.1%	Maturity	Coupon		Value
$450,000	Oncor Electric Delivery Co.	05/01/12	6.375%		$463,356
125,000	Southern Power Co	07/15/12	6.250%		130,065
100,000	Ameran Illinois Co	12/15/13	8.875%		111,129
409,000	Ameren Corp.	05/15/14	8.875%		462,633
125,000	Sempra Energy	06/01/16	6.500%		146,253
359,000	Centerpoint Energy Houston Electric	07/01/23	5.600%		409,547
	Total Corporate Bonds Utilities - Electric				1,722,983

	Corporate Bonds Finance - Banking 8.6%
500,000	Household Finance Corp.	11/27/12	6.375%		518,225
250,000	Wachovia Corp.	08/01/13	5.700%		267,375
100,000	Zions Bancorp	09/23/14	7.750%		105,422
135,000	Citigroup Inc.	10/15/14	5.500%		140,258
330,000	Ford Credit Auto Owners Trust	11/15/14	2.420%		338,133
250,000	PNC Funding Corp.	09/21/15	4.250%		269,949
300,000	Bank of America (a)	12/18/28	1.350%		191,806
	Total Corporate Bonds Finance - Banking				1,831,168

	Corporate Bonds Finance - Misc. Finance 2.4%
300,000	John Deere Capital Corp.	06/19/12	2.875%		305,734
200,000	InterAmerica Development Bank	10/22/12	1.750%		202,879
	Total Corporate Bonds Finance - Misc. Finance				508,613

	Corporate Bonds Finance - REIT's 2.5%
250,000	Senior Housing	01/15/16	4.300%		249,522
200,000	Biomed Realty LP	04/15/16	3.850%		196,024
100,000	Digital Realty LP	03/15/21	5.250%		98,986
	Total Corporate Bonds Finance - REIT's				544,532

	Total Bonds (Cost $17,607,790)				18,134,775

Shares	Preferred Stock 1.0%
8,000	Citigroup Capital Corp Pfd				211,280
	Total Preferred Stock (Cost $208,800)				211,280

Shares	Common Stock 9.0%
4,000	AT&T Inc.				114,080
6,000	BP PLC ADR				216,420
2,000	Diamond Offshore Drilling Inc (c)				109,480
2,000	Dominion Resources Inc				101,540
2,000	DuPont De Nemours & Co.				79,940
12,500	Merck & Co. Inc				408,875
8,000	Microsoft Corp.				199,120
15,000	New York Community Bancorp				178,500
10,000	Southern Copper Corp.				249,900
6,000	Total SA ADR				263,220
	Total Common Stock (Cost $2,112,193)				1,921,075

	Short-Term Investments 7.5%
779,226	BNY Mellon Money Market 0.05%			(e)	779,226
820,964	BlackRock Temp Investment Fund, Inc. 0.09%			(d)(e)	820,964
	Total Short-Term Investments (Cost $1,600,190)				1,600,190

	Total Investments (Cost $21,528,973)	102.9%			21,867,320
	Liabilities in excess of other assets	(2.9)			(625,178)
	NET ASSETS	100.0%			$21,242,142

At September 30, 2011, unrealized appreciation of securities for Federal Income Tax purposes based on tax cost of $21,743,548 is:

Gross unrealized appreciation	$603,713
Gross unrealized depreciation	(479,941)
Net unrealized appreciation	$123,772

(a)	Variable rate security; Interst rate shown is the rate in effect as of September 30, 2011.

(b)
Security is a fixed-to-floating coupon bond.  The coupon shown is the fixed coupon in effect at September 30, 2011.  The fixed coupon will convert to a floating coupon at a predetermined date.  At that date the coupon increases to LIBOR plus a predetermined margin.

(c)	All or a portion of this security was on loan at September 30, 2011. The value of securities on loan at September 30, 2011 was $804,382.

(d)	This security was purchased with cash collateral received for securities on loan at September 30, 2011.

(e)	Represents 7 day effective yield as of September 30, 2011.

See Notes to Financial Statements

THE ELITE GROUP OF MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2011

	The Elite Growth & Income Fund	The Elite Income Fund
ASSETS
Investments in securities, at value
(Cost $46,857,911 and $21,528,973, respectively)	$40,838,668	$21,867,320

Receivables
Interest	—	213,502
Dividends	34,284	8,926
Interest from securities lending	3,284	409
Total Assets	40,876,236	22,090,157

LIABILITIES
Payable upon return of securities on loan	4,747,025	820,964
Payables:
Investment management fees	32,453	12,357
Fund shares redeemed	50,824	4,385
Distributions	—	4,417
Accrued expenses	13,504	5,892
Total Liabilities	4,843,806	848,015

NET ASSETS
The Elite Growth & Income Fund –
Applicable to 2,818,361 shares outstanding	$36,032,430
no par value, unlimited number of shares of beneficial interest authorized

The Elite Income Fund –
Applicable to 2,067,531 shares outstanding		$21,242,142
no par value, unlimited number of shares of beneficial interest authorized

NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE (net assets / shares outstanding)	$12.78	$10.27

At September 30, 2011, the components of net assets were as follows:
Paid-in capital	$46,802,831	$21,009,557
Undistributed (distributions in excess of) net investment income	—	(60,990)
Accumulated net realized gain/(loss) on investments	(4,751,158)	(44,772)
Net unrealized appreciation/(depreciation) of investments	(6,019,243)	338,347

Net Assets	$36,032,430	$21,242,142

See Notes to Financial Statements

THE ELITE GROUP OF MUTUAL FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended September 30, 2011

	The Elite
	Growth &	The Elite
	Income Fund	Income Fund
Investment Income
Income:
Interest	$821	$760,508
Dividends (Net of foreign tax withheld of $5,999 and $737, respectively)	503,429	65,112
Securities lending	60,816	761
Total Investment Income	565,066	826,381

Expenses:
Investment management fee	437,284	152,654
Transfer agent fees	51,383	34,289
Custodian fees	9,832	9,189
Audit fees	22,727	11,891
Trustee fees and expenses	18,061	9,450
Recordkeeping services	68,162	32,429
Shareholder reports	6,241	2,988
Registration fees and other	3,892	2,062
CCO expense	29,289	15,711
Legal fees	6,942	3,763
Insurance	10,250	5,363
Total Expenses	664,063	279,789

Net Investment Income/(Loss)	(98,997)	546,592

Realized and Unrealized Gain/(Loss) on
Investment Securities and Options Contracts
Investment securities	5,931,483	605,901
Expired and closed covered call options written (Note 3)	(178,720)	—

Net realized gain on investment securities and option contracts	5,752,763	605,901

Net decrease in unrealized appreciation/(depreciation) on
investment securities	(9,655,336)	(727,573)

Net realized and unrealized gain/(loss) on investment securities	(3,902,573)	(121,672)

Net increase/decrease in net assets resulting from operations	$(4,001,570)	$424,920

See Notes to Financial Statements

THE ELITE GROWTH & INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the Years Ended September 30

	2011	2010
Operations
Net investment income/(loss)	$(98,997)	$41,418
Net realized gain on investment securities
and options contracts	5,752,763	3,781,173
Net change in unrealized appreciation/(depreciation)
of investment securities and option contracts	(9,655,336)	(3,617,826)
Net increase/(decrease) in net assets resulting from operations	(4,001,570)	204,765

Distributions to Shareholders
Distributions from net investment income
($— and $0.17 per share, respectively)	—	(517,586)

Return of Capital Distributions
($— and $0.02 per share, respectively)	—	(78,132)
Total distributions to shareholders	—	(595,718)

Capital Share Transactions
Decrease in net assets resulting from capital share transactions (a)	(3,027,724)	(2,621,996)
Total decrease in net assets	(7,029,294)	(3,012,949)

Net Assets
Beginning of year	43,061,724	46,074,673
End of year
(Including undistributed (distributions in excess of) net investment
income of $— and $(14,070) respectively)	$36,032,430	$43,061,724

(a) Transactions in capital stock were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Value	Shares	Value

Shares sold	238,447	$3,601,334	212,897	$2,882,544
Shares issued in reinvestment of distributions	—	—	43,343	579,930
	238,447	3,601,334	256,240	3,462,474
Shares redeemed	(438,480)	(6,629,058)	(443,724)	(6,084,470)
Net decrease	(200,033)	$(3,027,724)	(187,484)	$(2,621,996)

See Notes to Financial Statements

THE ELITE INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

For the Years Ended September 30

	2011	2010
Operations
Net investment income	$546,592	$634,314
Net realized gain on investment securities	605,901	427,611
Net change in unrealized appreciation\(depreciation) of investment securities	(727,573)	594,061
Net increase in net assets resulting from operations	424,920	1,655,986

Distributions to Shareholders
Distributions from net investment income
($0.46 and $0.38 per share, respectively)	(920,496)	(713,772)

Distributions from net realized gains on investment transactions
($0.25 and $0.04 per share respectively)	(500,999)	(84,120)
Total distributions to shareholders	(1,421,495)	(797,892)

Capital Share Transactions
Increase in net assets resulting from capital
share transactions (a)	919,097	3,262,359
Total increase\(decrease) in net assets	(77,478)	4,120,453

Net Assets
Beginning of year	21,319,620	17,199,167
End of year
(Including undistributed (distributions in excess of) net investment
income of $(60,990) and $163,240 respectively)	$21,242,142	$21,319,620

(a) Transactions in capital stock were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Value	Shares	Value

Shares sold	383,651	$4,077,055	479,407	$5,032,539
Shares issued in reinvestment of distributions	135,025	1,402,466	74,808	782,582
	518,676	5,479,521	554,215	5,815,121
Shares redeemed	(427,488)	(4,560,424)	(242,438)	(2,552,762)
Net increase	91,188	$919,097	311,777	$3,262,359

See Notes to Financial Statements

THE ELITE GROWTH & INCOME FUND

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

	Year Ended September 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$14.27	$14.37	$13.38	$18.78	$19.13
Income (loss) from investment operations
Net investment income (loss)	(0.04)	0.03	0.16	0.14	(0.03)
Net gain/(loss) on securities
(both realized and unrealized)	(1.45)	0.06	0.93	(5.48)	4.01
Total from investment operations	(1.49)	0.09	1.09	(5.34)	3.98

Less Distributions
Dividends from net investment income	—	(0.17)	(0.10)	(0.06)	(0.03)
Distribution from net realized gains	—	—	—	—	(4.20)
Distribution from return of capital	—	(0.02)	—	—	(0.10)
Total distributions	—	(0.19)	(0.10)	(0.06)	(4.33)
Net asset value, end of year	$12.78	$14.27	$14.37	$13.38	$18.78

Total Return	(10.44)%	0.71%	8.64%	(28.52)%	21.03%
Ratios / Supplemental Data
Net asset value, end of year (in 000’s)	$36,032	$43,062	$46,075	$47,191	$67,834
Ratio of expenses to average net assets	1.52%	1.56%	1.79%	1.42%	1.35%
Ratio of net investment income (loss) to
average net assets	(0.23)%	0.10%	1.54%	0.79%	(0.16)%

Portfolio Turnover	174.98%	239.54%	233.44%	277.14%	213.35%

See Notes to Financial Statements

THE ELITE INCOME FUND

FINANCIAL HIGHLIGHTS

For a Share Outstanding Throughout Each Year

	Year Ended September 30,
	2011	2010	2009	2008	2007

Net asset value, beginning of year	$10.79	$10.33	$9.20	$9.73	$9.77
Income (loss) from investment operations
Net investment income	0.28	0.33	0.39	0.42	0.43
Net gain/(loss) on securities
(both realized and unrealized)	(0.09)	0.55	1.09	(0.50)	(0.00	)**
Total from investment operations	0.19	0.88	1.48	(0.08)	0.43

Less Distributions
Dividends from net investment income	(0.46)	(0.38)	(0.35)	(0.45)	(0.47)
Distributions from net realized gains	(0.25)	(0.04)	—	—	—
Total distributions	(0.71)	(0.42)	(0.35)	(0.45)	(0.47)
Net asset value, end of year	$10.27	$10.79	$10.33	$9.20	$9.73

Total Return	1.87%	8.74%	16.53%	(0.90)%	4.48%

Ratios / Supplemental Data
Net asset value, end of year (in 000’s)	$21,242	$21,320	$17,199	$15,211	$18,000
Ratio of expenses to average net assets	1.28%	1.33%	1.56% *	1.24% *	1.31%	*
Ratio of net investment income to
average net assets	2.51%	3.20%	4.11%	4.30%	4.44%

Portfolio Turnover	82.99%	75.49%	100.35%	105.66%	117.52%

*	Ratio reflects expenses prior to reimbursement from the manager. Expense ratios after reimbursement were 1.48%, 1.05% and 1.20% for 2009, 2008 and 2007respectively.

**	Less than $0.01 per share

See Notes to Financial Statements

THE ELITE GROUP OF MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

September 30, 2011

NOTE 1 – ORGANIZATION

The Elite Growth & Income Fund and The Elite Income Fund (the “Funds”) are two series of shares of beneficial interest of The Elite Group of Mutual Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company.  The Trust was organized in Massachusetts as a business trust on August 8, 1986.   The Trust is authorized to issue an unlimited number of no par value shares of beneficial interest of any number of series.   Currently, the Trust has authorized only the two series above.  The Elite Growth & Income Fund's investment objective is to maximize total return through an aggressive approach to the equity and debt securities markets.   The Elite Income Fund's investment objective is to achieve the highest income return obtainable over the long term commensurate with investments in a diversified portfolio consisting primarily of investment grade debt securities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.   The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP.”)

A.
Security Valuation - Investments in securities traded on a national securities exchange are valued at the last reported sales price.   Securities which are traded over-the-counter are valued at the bid price.   Securities for which reliable quotations are not readily available are valued at their respective fair value as determined in good faith by, or under procedures established by the Board of Trustees.

The Funds have established methods of fair value measurements in accordance with GAAP.  Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  A three-tier hierarchy maximizes the use of observable market data and minimizes the use of unobservable inputs and establishes classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 - quoted prices in active markets for identical investments
•	Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset's or liability's level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the fiscal year ending September 30, 2011 maximize the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized multi-dimensional relational pricing model techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE ELITE GROUP OF MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

September 30, 2011

The following is a summary of the inputs used as of September 30, 2011 in valuing the Funds’ investments carried at fair value:

The Elite Growth & Income Fund

		Short-Term	Total Investments
	Common Stock	Investments	at Value
Level 1 –Quoted Prices	$35,413,694	$—	$35,413,694
Level 2 –Other Significant Observable Inputs	—	5,424,974	5,424,974
Level 3 –Significant Unobservable Inputs	—	—	—
	$35,413,694	$5,424,974	$40,838,668

The Elite Income Fund

		Common and	Short-Term	Total Investments
	Bonds	Preferred Stock	Investments	at Value
Level 1 –Quoted Prices	$—	$2,132,355	$—	$2,132,355
Level 2 –Other Significant Observable Inputs	18,134,775	—	1,600,190	19,734,965
Level 3 –Significant Unobservable Inputs	—	—	—	—
	$18,134,775	$2,132,355	$1,600,190	$21,867,320

Refer to the Portfolios of Investments for details of securities by industry.

The Funds may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and the potential for market movements which may expose the Funds to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The following table sets forth the effect of the option contracts on the Statement of Operations for the year ending September 30, 2011

Statement of Operations location:
Derivative type	Gains/(Losses)

Equity contracts – written options
Net realized gain (loss): Expired and closed covered call options written	$(178,720)

THE ELITE GROUP OF MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

September 30, 2011

B.
Federal Income Taxes - The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all their taxable income to their shareholders. Therefore no federal income tax provision is required.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements.  This guidance requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority.  Tax positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized in the financial statements.  As of September 30, 2011 the Funds have reviewed their tax positions and have determined that no accruals for tax liabilities are required.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service.  As of September 30, 2011, open taxable years consisted of the taxable years ended September 30, 2008 through September 30, 2011.  No examination of either Fund’s tax filings is currently in progress.

C.
Option Accounting Principles (The Elite Growth & Income Fund) - When the Fund sells an option, an amount equal to the premium received by the Fund is included as an asset and an equivalent liability.   The amount of the liability is marked-to-market to reflect the current market value of the options written.   The current market value of a traded option is the last sale price.   When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

If an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium received.   The Elite Growth & Income Fund as a writer of an option may have no control over whether the underlying security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

D.
Other - As is common in the industry, security transactions are accounted for on the trade date.   Dividend income and distributions to shareholders are recorded on the ex-dividend date.   Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.  These differences are primarily due to differing treatments for post - October losses, wash losses and amortization of bond premium and discounts.   Interest income and estimated expenses are accrued daily.

E.
Reclassification of Capital Accounts.  GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. On September 30, 2011, The Elite Income Fund increased undistributed net investment income and decreased accumulated net realized gains on investments by $149,674 due primarily to differing book/tax treatment of bond amortization. The Elite Growth & Income Fund increased undistributed net investment income and decreased paid  in capital by $113,067 due primarily to differing book/tax treatment of ordinary net investment losses.

F
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

THE ELITE GROUP OF MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

September 30, 2011

G.
Securities Lending – The Funds may lend portfolio securities to banks and member firms of the New York Stock Exchange that meet capital and other credit requirements or other criteria established by the Board.  These loans may not exceed 33 1/3% of the total asset value of the Funds (including the loan collateral).  The Funds will not lend portfolio securities to its investment advisor or its affiliates unless it has applied for and received specific authority to do so from the Securities and Exchange Commission.  Loans of portfolio securities will be fully collateralized by cash, Government securities or letters of credit.  Loans of portfolio securities must be secured by collateral at least equal to the market value of the securities loaned.  If the market value of the loaned securities increases over the value of the collateral, the borrower must promptly put up additional collateral; if the market value declines the borrower is entitled to a return of the excess collateral.  Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent.  Lending securities involves certain risks, including the risk that the Fund may be delayed or prevented from recovering the collateral if the borrower fails to return the securities.  Cash collateral received in connection with securities lending is invested in an institutional money market vehicle sponsored by BNY Mellon, the Funds securities lending agent.  It is each Fund’s policy to obtain additional collateral from or return excess to the borrower by the end of the next business day, following the valuation date of the securities loaned.  Therefore, the value of the collateral held may be temporarily less then that required under the lending contract.

NOTE 3 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2011, purchases and sales of securities, other than options, government securities and short-term notes were as follows:

	Purchases	Sales
The Elite Growth & Income Fund	$73,560,998	$76,036,324
The Elite Income Fund	$13,696,325	$14,137,270

For The Elite Growth & Income Fund, transactions in covered call options written for the year ended
September 30, 2011 were as follows:	Number of
	Contracts*	Premiums
Options outstanding on September 30, 2010	—	$—
Options written	7,220	2,396,719
Options terminated in closing purchase transactions	(6,970)	(2,306,360)
Options exercised	—	—
Options expired	(250)	(90,359)
Options outstanding on September 30, 2011	—	$—

*   Each contract represents 100 shares of common stock

NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds retain McCormick Capital Management Inc. as their Investment Manager (“Manager”).  Under an Investment Management Agreement, the Manager furnishes each Fund with investment advice, office space and salaries of non-executive personnel needed by the Funds to provide general office services.  As compensation for its services, the Manager is paid a monthly fee based upon the average daily net assets of each Fund.

For The Elite Growth & Income Fund and The Elite Income Fund the rates are 1% and 7/10 of 1%, respectively, up to $250 million; 3/4 of 1% and 5/8 of 1% over $250 million up to $500 million; and ½ of 1% and ½ of 1% respectively, over $500 million for each Fund.

The Manager may voluntarily reimburse a portion of the operating expenses of a Fund for any fiscal year (including management fees, but excluding taxes, interest and brokerage commissions).   Voluntary reimbursements may cease at any time without prior notice and are not subject to recoupment. For the year ended September 30, 2011 there were no investment management fees voluntarily waved or expenses reimbursed for either of the Elite Funds.

The Trust paid the Chief Compliance Officer $45,000 for the year ended September 30, 2011.

Certain officers of the Trust are officers of the Manager.

THE ELITE GROUP OF MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

September 30, 2011

NOTE 5 – CONCENTRATION

Although the Funds have a diversified investment portfolio, there are certain credit risks due to the manner in which the portfolio is invested, which may subject the Funds more significantly to economic changes occurring in certain industries or sectors.   The Elite Growth & Income Fund has investments in excess of 10% in basic industries, consumer goods & services, energy, finance and health care goods & services.   The Elite Income Fund has investments in excess of 10% in U.S. Government/Agency Notes & Bonds and securitized asset backed bonds.

NOTE 6 – DISTRIBUTION TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended September 30, 2011 and 2010 were as follows:

	2011	2010
The Elite Growth & Income Fund
Distributions from ordinary income	$—	$517,586
Return of Capital distribution	—	78,132

The Elite Income Fund
Distributions from ordinary income	$1,164,984	$797,892
Distributions from long term capital gains	256,511	—

As of September 30, 2011, the components of distributable earnings and accumulated losses on a tax basis were as follows:

The Elite Growth & Income Fund
Capital loss carryforwards	$(4,635,458)
Unrealized depreciation of securities	(6,134,943)
$(10,770,401)

The differences between the tax basis and book basis distributable earnings and accumulated losses are due to the temporary book/tax differences related to wash sales.

The Elite Growth & Income Fund had a capital loss carryforward of $4,635,458 as of September 30, 2011, that expires in 2018 and is available to offset any future gains, to the extent provided by regulations.

As of September 30, 2011, the components of distributable earnings and accumulated losses on a tax basis were as follows:

The Elite Income Fund
Undistributed ordinary income	$139,842
Other accumulated losses	(31,029)
Unrealized appreciation of securities	123,772
$232,585

The differences between the tax basis and book basis distributable earnings and accumulated losses are due to the book/tax differences related to amortization of bond premiums and discounts and to the temporary book/tax differences related to wash sales.

NOTE 7 – SUBSEQUENT EVENTS

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds’ are required to disclose the nature of the event as well as an estimate of their financial effect, or a statement that such an estimate cannot be made.    Management has evaluated subsequent events in the preparation of the Funds’ financial statements and has determined that there are no events that require recognition or disclosure in the financial statements.

THE ELITE GROUP OF MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS – (Continued)

September 30, 2011

NOTE 8 – CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds.  Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

NOTE 9 -  NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 clarifies existing disclosures and requires additional disclosures regarding fair value measurements. Effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years, entities will need to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, rather than as a net number as currently required.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRSs”).”  ASU No. 2011-04 requires additional disclosures regarding fair value measurements.  Effective for fiscal years beginning after December 15, 2011, and for interim periods within those fiscal years, entities will need to disclose the following:

1)	The amounts of any transfers between Level 1 and Level 2 and the reasons for those transfers, and
2)
For Level 3 fair value measurements, quantitative information about the significant unobservable inputs used, a description of the entity’s valuation processes, and a narrative description of the sensitivity of the fair value measurement to changes in the unobservable inputs and the interrelationship between inputs.

Management is currently evaluating the impact these disclosures will have on the Fund’s financial statement disclosures.

PROXY POLICIES / AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS (UNAUDITED)

The Elite Group proxy voting policies and the voting record for those proxies are detailed on our web site www.elitefunds.com and are also available on the Securities & Exchange Commission web site www.sec.gov.

Portfolio Holdings:  In addition to our Annual and Semi-Annual report which are dated September 30th and March 31st respectively, we will report to shareholders our security holdings as of June 30th and December 31st.  The June and December reports will also be available on the SEC web site (N-Q) www.sec.gov.  Our security holdings are available on our web site and updated monthly www.elitefunds.com .

TAX INFORMATION (UNAUDITED)

The trust is required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions paid to shareholders during such fiscal year.  The information below is provided for the fiscal year ending September 30, 2011.

Individual shareholders are eligible for reduced tax rates on qualified dividend income.  For the fiscal year, the Funds hereby designate the following amounts of dividends paid to shareholders by each Fund as qualified dividend income:

Fund	Amount	Percentage

Elite Growth & Income Fund	$—	—%

Elite Income Fund	$44,214	3.80%

Since the information above is reported for the Funds’ fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2012 to determine the calendar year amounts to be included on their 2011 tax returns.  Shareholders should consult their tax advisors.

BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

Overall responsibility for management of the Funds rests with the Board of Trustees.   The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal.   The Trustees, in turn, elect the officers of the Fund to actively supervise its day-to-day operations.   The officers have been elected for an annual term.

There were four quarterly Trustee meetings in the fiscal year.  All the Trustees had 100% attendance with the exception of Mr. Meisenbach who was unable to attend one meeting.  Because Mr. McCormick and Mr. Meisenbach are the sole owners of the investment advisor, McCormick Capital Management, they do not receive compensation for their duties as Trustee, Chairman of the Board and President (Mr. McCormick) and Trustee, Treasurer and Secretary (Mr. Meisenbach).  The three independent Trustees compensation was $2,000 per meeting or $6,000 per Trustee for each meeting of the fiscal year attended.  They received a total of $24,000 for the fiscal year ending 9/30/11.  The following are the Trustees and Executive of the Funds:

				Length of Time
Trustee	Address	Age	Position Held with the Trust	Served (Years)

Richard S. McCormick	1325 4th Avenue	65	Chairman, Board of Trustees and President	24
	Suite 1744
	Seattle, WA 98101

John W. Meisenbach	1325 4th Avenue	75	Trustee, Treasurer and Secretary	21
	Suite 2100
	Seattle, WA 98101

Lee A. Miller	P.O. Box 1882	80	Trustee	16
	Vashon Island, WA 98070

John M. Parker	1823 38th Avenue E	65	Trustee	24
	Seattle, WA 98112

Jack R. Policar	500 Union St. #410	64	Trustee	24
	Seattle, WA 98101

Each Trustee oversees two portfolios of the Trust, including the Funds.   The principal occupations of the Trustees and Executive Officers of the Fund during the past five years and public directorships held by the Trustees are set forth below. ***

*	Richard S. McCormick	President and Chief Executive Officer of the Investment Manager

*	John W. Meisenbach	Partner in MCM Financial (Insurance)
Director of Costco Wholesale and Expeditors International

	Lee A. Miller	Private Investor
Vice President of Merrill Lynch & Co. (Retired)

	John M. Parker	President of Kennedy Associates, Inc. (Retired)

	Jack R. Policar	President and Chief Executive of J. R. Policar, Inc.
Certified Public Accounting Firm

*	Trustees deemed to be an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

***	Additional information about the Trustees is available in the Statement of Additional Information which is available upon request, or ready for viewing on our web site: www.elitefunds.com

MUTUAL FUND EXPENSE (UNAUDITED)

There are several kinds of expenses involved in buying, selling and operating a mutual fund.  These expenses represent costs to shareholders which will reduce the rate of return.  The Elite Funds are “no load” mutual funds which mean there are no commissions, fees or expenses associated with paying sales representatives.  Mutual funds that have sales fees are typically associated with stock brokerage firms, insurance companies, and some types of financial planners.

Although the Elite Funds have no sales charges, like all the other funds it does have operating expenses.  In addition to the fees paid to the manager of the Funds there are expenses for attorneys, accountants, printing/mailings, transfer agent, custodians, and government registration fees.  The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 at the beginning of the period and held for the entire period (April 1, 2011 through September 30, 2011).

The first line (“Actual Expense”) of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The second line (“Hypothetical”) of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

In the Elite Funds there are no transactional costs so please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees associated with other mutual funds.  Therefore, the second line of the table is useful in comparing ongoing costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

The Elite Growth & Income Fund

	Beginning Account Value 04-01-11	Ending Account Value 09-30-11	Expenses Paid During Period* 04-01-11 to 09-30-11
Actual	$1,000	$807.80	$6.78
Hypothetical (5% return before expenses)	$1,000	$1,017.57	$7.57

The Elite Income Fund

	Beginning Account Value 04-01-11	Ending Account Value 09-30-11	Expenses Paid During Period* 04-01-11 to 09-30-11
Actual	$1,000	$1,016.20	$6.41
Hypothetical (5% return before expenses)	$1,000	$1,018.71	$6.42

*
Expenses are equal to the Fund’s annualized expense ratio of 1.52% for The Growth & Income Fund and 1.28% for The Elite Income Fund, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR.  During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.  The name of the audit committee financial expert is Jack R. Policar.  Mr. Policar is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees.  The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $29,700 and $25,300 with respect to the registrant’s fiscal years ended September 30, 2011 and September 30, 2010, respectively.

(b)
Audit-Related Fees.  No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)
Tax Fees.  The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,918 and $4,400 with respect to the registrant’s fiscal years ended September 30, 2011 and September 30, 2010, respectively.  The services comprising these fees are the preparation of the registrant’s federal and state income tax and federal excise tax returns.

(d)
All Other Fees.  No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)
During the fiscal years ended September 30, 2011 and September 30, 2010, aggregate non-audit fees of $4,918 and $4,400, respectively, were billed by the registrant’s accountant for services rendered to the registrant.  No non-audit fees were billed in either of the last two fiscal years by the registrant’s accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)
The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Elite Group of Mutual Funds

By (Signature and Title)*		/s/ Richard S. McCormick
Richard S. McCormick, President

Date	December 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Richard S. McCormick
Richard S. McCormick, President

Date	December 6, 2011

By (Signature and Title)*		/s/ John W. Meisenbach
John W. Meisenbach, Treasurer

Date	December 6, 2011

* Print the name and title of each signing officer under his or her signature.